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EXHIBIT 4.1
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[Representation of graphic below]             [Representation of graphic below]
--------------------------                    ---------------------------------
          Number                                            Shares
--------------------------                    ---------------------------------
VDI
--------------------------                    ---------------------------------

                               VOICE DIARY, INC.

                       [REPRESENTATION OF GRAPHIC BELOW]
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
                                                                                      SEE REVERSE FOR
                          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE    CERTAIN DEFINITIONS
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
                           --------------------------------------------------     -------------------
                                          COMMON STOCK                            CUSIP 928619   10 5
                           --------------------------------------------------     -------------------
THIS CERTIFIES:

IS THE OWNER OF

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             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.01 PAR VALUE EACH OF

             --------------------------------                 -----------------------------
--------------------------------------------- VOICE DIARY INC.----------------------------------------
             --------------------------------                 -----------------------------

   transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or
  hereafter amended. This Certificate is not valid until countersigned by the
                                Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile of its duly authorized officers.

------------------------------           [REPRESENTATION OF STAMP]         COUNTERSIGNED:
DATED:                                        VOICE DAIRY, INC.            CONTINENTAL STOCK TRANSFER
------------------------------                 CORPORATE                             JERSEY CITY,  NJ
                                                 SEAL
                                                 2000                BY: TRANSFER AGENT AND REGISTRAR
                                               DELAWARE

                        /s/                                             /s/
                        ----------------------                          -----------------------
                        SECRETARY                                       PRESIDENT
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